Capital management	9 Months Ended
Sep. 30, 2026
Capital Management
Capital management

18.	Capital management

The primary objective of the Company’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholder value. The Company manages its capital structure (composed of shareholders’ equity) and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, Almonty may initiate dividend payments to shareholders, return capital to shareholders, repurchase issued shares or issue new shares. Almonty was not exposed to any externally imposed capital requirements for the nine months ended September 30, 2026 and year ended December 31, 2025. There were no changes to the Company’s approach to capital management during the nine months ended September 30, 2026 other than its repurchase of shares pursuant to its Share Repurchase Program as described in Note 13 above.